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                                                                    EXHIBIT 23.2



          CONSENT OF PRICEWATERHOUSECOOPERS LLP INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 15, 1999 relating to the financial statements of Quickturn Design Systems, Inc., which appears in Cadence Design Systems, Inc.'s Annual Report on Form 10-K for the year ended December 30, 2000.



PricewaterhouseCoopers LLP

San Jose, California
January 31, 2002